UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2007
MOBILE MINI, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101, Tempe, Arizona		85283

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (480) 894-6311
None
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Exhibits
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition
On August 7, 2007, Mobile Mini, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2007. A copy of the press release was furnished as Exhibit 99.01 to the Company’s Form 8-K Report filed on August 7, 2007.
On August 7, 2007, the Company held a conference call discussing its financial results for the second quarter ended June 30, 2007. A transcript of the conference call is furnished as Exhibit 99.1 to this Report.
In accordance with general instruction B.2 to Form 8-K, information in this Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Exhibits
(d) Exhibits.
99.1 Transcript of Mobile Mini, Inc.’s conference call held on August 7, 2007, discussing its financial results for the second quarter ended June 30, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.
Dated: August 8, 2007	/s/ Lawrence Trachtenberg
	Name:	Lawrence Trachtenberg
	Title:	Executive Vice President and Chief Financial Officer

2